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                                                             Exhibit 99.906 Cert

                                                           EXHIBIT 99.CERT 12(b)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form N-CSR of Lebenthal Funds, Inc. (the "Registrant") for the period ended May 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Alexandra Lebenthal, Principal Executive Officer of the Registrant, and Ronald Maggiacomo, Principal Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:


         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:   August 4, 2005      /s/ Alexandra Lebenthal
                             -------------------------------------------
                             Alexandra Lebenthal
                             President (Principal Executive Officer)


Dated:   August 4, 2005      /s/ Ronald Maggiacomo
                             -------------------------------------------
                             Ronald Maggiacomo
                             Treasurer (Principal Financial Officer)